                                                                               .
                                                                               .
                                                                               .

                                                                    EXHIBIT 3.11

Form BCA-2.10                              ARTICLES OF INCORPORATION
(Rev. Jan, 1991)                   This space for use by Secretary of State
George H. Ryan                                        FILED                     SUBMIT IN DUPLICATE
Secretary of State
Department of Business Services                  FEB - 8 1994                  This space for use by
Springfield, IL 62756                                                            Secretary of State
                                                GEORGE H. RYAN
Payment must be made by certified             SECRETARY OF STATE             Date    2-8-94
check, cashier's check, Illinois
attorney's check, Illinois C.P.A's                                           Franchise Tax     $  25.00
check or money order payable to                                              Filing Fee        $  75.00
"Secretary of State."                                                                          --------
                                                                             Approved:         $ 100.00

1. CORPORATE NAME: NICKERSON MACHINERY CHICAGO INC.

   -----------------------------------------------------------------------------

   (The corporate name must contain the word "corporation", "company", "incorporated", "limited" or an abbreviation thereof.)

2. Initial Registered Agent:     GERARD             H              VERDINO
                              --------------------------------------------------
                               First Name     Middle initial      Last name

   Initial Registered Office:   320         THORNDALE AVE
                              --------------------------------------------------
                               Number           Street             Suite#

                               BENSENVILLE    IL        60106
                              --------------------------------------------------
                                  City                Zip Code       County

3. Purpose or Purposes for which the corporation is organized:

   (If not sufficient space to cover this point, add one or more sheets of this size.)

        TO MANUFACTURE AND DISTRIBUTE PARTS AND ACCESSORIES FOR THE PLASTIC INJECTION MOLDING INDUSTRY

4. Paragraph 1: Authorized Shares, Issued Shares and Consideration Received:

                Par Value               Number of Shares               Number of Shares         Consideration to be
Class           per Share                 Authorized               Proposed to be Issued        Received Therefor
-------------------------------------------------------------------------------------------------------------------
COMMON          $       1                    1,000                           100                $               100
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                                                                                        TOTAL = $

Paragraph 2: The preferences, qualifications, limitations, restrictions and special or relative rights in respect of the shares of each class are:

(If not sufficient space to cover this point, add one or more sheets of this size.)

                          none

                                     (over)

5. OPTIONAL:    (a) Number of directors constituting the initial board of
                    directors of the corporation:
                                                 ----------------------------

                (b) Names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and qualify:

                    Name             Residential Address        City, State, Zip

                    ------------------------------------------------------------

                    ------------------------------------------------------------

                    ------------------------------------------------------------

                    ------------------------------------------------------------

6. OPTIONAL:    (a) It is estimated that the value of all property
                    to be owned by the corporation for the
                    following year wherever located will be:           $
                                                                        --------

                (b) It is estimated that the value of the property
                    to be located within the State of Illinois
                    during the following year will be:                 $
                                                                        --------

                (c) It is estimated that the gross amount of
                    business that will be transacted by the
                    corporation during the following year
                    will be:                                           $
                                                                        --------

                (d) It is to estimated that the gross amount of
                    business that will be transacted from places
                    of business in the State of Illinois during
                    the following year will be:                        $
                                                                        --------


7. OPTIONAL:    OTHER PROVISIONS

                Attach a separate sheet of this size for any other provision to be included in the Articles of Incorporation, e.g., authorizing preemptive rights, denying cumulative voting, regulating internal affairs, voting majority requirements, fixing a duration other than perpetual, etc.


8.                      NAME(S) & ADDRESS(ES) OF INCORPORATOR(S)

      The undersigned incorporator(s) hereby declare(s), under penalties of perjury, that the statements made in the foregoing Articles of Incorporation are true.

Date   FEB 1, 1994     1994

        Signature and Name                              Address
1. /s/ Gerard Verdino                    1. NICKERSON MACHINERY
   ------------------------------------     ------------------------------------
   Signature                                Street
   GERARD VERDINO                           820 THORNDALE AVE. BENSENVILLE, IL
   ------------------------------------     ------------------------------------
   (Type or Print Name)                     City/Town      State      Zip Code
                                                                       60106
2. ------------------------------------  2. ------------------------------------
   Signature                                Street

   ------------------------------------     ------------------------------------
   (Type or Print Name)                     City/Town      State      Zip Code

3. ------------------------------------  3. ------------------------------------
   Signature                                Street

   ------------------------------------     ------------------------------------
   (Type or Print Name)                     City/Town      State      Zip Code

(Signatures must be in ink on original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.)

Note: If a corporation acts as incorporator, the name of the corporation and the state of incorporation shall be shown and the execution shall be by its president or vice president and verified by him, and attested by its secretary or assistant secretary.

                                  FEE SCHEDULE

- The initial franchise tax is assessed at the rate of 15/100 of 1 percent ($1.50 per $1,000) on the paid-in-capital represented in this state, with a minimum of $25.

-     The filing fee is $75.

-     The minimum total due (franchise tax + filing fee) is $100.
      (Applies when the Consideration to be Received as set forth in item 4 does not exceed $16,667)

- The Department of Business Services in Springfield will provide assistance in calculating the total fees if necessary.

      Illinois Secretary of State       Springfield, IL 62756
      Department of Business Services   Telephone (217) 782-9522
                                                        782-9523

  File# 5767-658-2
  -----------------------------
  Form BCA-5.10
  NFP-105.10
 (Rev. April 1995)
  -----------------------------
  George H. Ryan
  Secretary of State
  Department of Business Services
  Springfield, IL. 62756
  Telephone(217) 782-3647
  http://www.state.Il.us                                       [ILLEGIBLE]
  -----------------------------                          This space for use by
          STATEMENT OF                                     Secretary of State
             CHANGE                     FILED           Date 8-4-99
       OF REGISTERED AGENT           AUG 04 1999             [ILLEGIBLE]
        AND/OR REGISTERED            JESSE WHITE        ------------------------
             OFFICE              SECRETARY OF STATE    Approved: /s/ [ILLEGIBLE]
  -----------------------------                         ------------------------
                                                        Remit payment in check
                                                        or money order, payable
                                                        to "Secretary of State."
--------------------------------------------------------------------------------
                      [ILLEGIBLE]
1.    CORPORATE NAME: NICKERSON MACHINERY CHICAGO INC.     PAID       EXPEDITED
                                                       AUG 05 1999   AUG 4 1999
2.    STATE OR COUNTRY OF INCORPORATION: ILLINOIS                   SECRETARY OF
                                                                       STATE
--------------------------------------------------------------------------------
3. Name and address of the registered agent and registered office as they appear on the records of the office of the Secretary of State (before change):

         Registered Agent  GERARD                    H.                VERDINO
                           -----------------------------------------------------
                           First Name             Middle Name          Last Name

         Registered Office 820 THORNDALE AVENUE
                           -----------------------------------------------------
                            Number       Street    Suite No. (A P.O. Box alone
                                                    is not acceptable)

                           BENSENVILLE            60106-                 DU PAGE
                           -----------------------------------------------------
                             City               ZIP Code                County

4. Name and address of the registered agent and registered office shall be (after all changes herein reported):

         Registered Agent                 C T CORPORATION SYSTEM
                           -----------------------------------------------------
                           First Name           Middle Name            Last Name

         Registered Office c/o     C T CORPORATION SYSTEM, 208 S. Lasalle Street
                           -----------------------------------------------------
                           Number           Street        Suite No. (A P.O. Box
                                                        alone is not acceptable)

                           Chicago                  60604                 Cook
                           -----------------------------------------------------
                           City                    ZIP Code               County

5. The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

6.    The above change was authorized by: ("X" one box only)
      a. [x] By resolution duly adopted by the board of directors.      (Note 5)
      b. [ ] By action of the registered agent.                         (Note 6)

NOTE: When the registered agent changes, the signatures of both president and secretary are required.

7.    (If authorized by the board of directors sign here. See Note 5)
      The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

Dated   July 27, 1999                          NICKERSON MACHINERY CHICAGO INC.
                                               --------------------------------
                                                 (Exact Name of Corporation)
attested by /s/ Hugh C. O'Donnell              by /s/ Craig Messerknecht
           ----------------------------------  ---------------------------------
           (Signature of Secretary or          (Signature of President or Vice
           Assistant Secretary)                President)

           Hugh C. O'Donnell,                  Craig Messerknecht, Vice
           Secretary                           President
           ----------------------------------  ---------------------------------
              (Type or Print Name and Title)     (Type or Print Name and Title)

(If change of registered office by registered agent, sign here. See Note 5)

      The undersigned under penalties of perjury, that the facts stated herein are true.

Dated_____________________,19_________ _________________________________________
                                       (Signature of Registered Agent of Record)

                                      NOTES

1. The registered office may, but need not be the same as the principal office of the corporation. However the registered office and the office address of the registered agent must be the same.

2. The registered office must include a street or road address; a post office box number alone is not acceptable.

3.    A corporation cannot act as its own registered agent.

4. If the registered office is changed from one county to another, then the corporation must file with the recorder of deeds of the new county a certified copy of the articles of incorporation and a certified copy of the statement of change of registered office. Such certified copies may be obtained ONLY from the Secretary of State.

5. Any change of registered agent must be by resolution adopted by the board of directors. The statement must then be signed by the president (or vice-president) and by the secretary (or an assistant secretary).

6. The registered agent may report a change of the registered office of the corporation for which he or she is registered agent. When the agent reports such a change, this statement must be signed by the registered agent.